Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2013
Fair Value of Financial Instruments [Abstract]
Fair Value of Financial Instruments
Note 13 - Fair Value of Financial Instruments

The Company's financial instruments consist of cash and cash equivalents, short-term deposits, marketable securities, trade and other receivables and trade accounts payable. The carrying amounts of these financial instruments, except for marketable securities, approximate fair value because of the short maturity of these investments. Assets held for severance benefits are recorded at their current cash redemption value.

The fair value of marketable securities is presented in Note 4 to these consolidated financial statements.